                                                                  Exhibit (m)(4)

                                Schedule A to the
                   Distribution and Shareholder Services Plan
                           Class B and Class C Shares

Name of Fund
------------

Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
Equity Index Fund
Large Cap Value Fund
Balanced Fund
International Equity Index Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Technology Fund
Health Sciences Fund
Market Neutral Fund
Real Estate Fund
High Yield Bond Fund
Bond Fund
Income Bond Fund
Mortgage-Backed Securities Fund
Short-Term Bond Fund
Intermediate Bond Fund
Government Bond Fund
Short-Term Bond Fund
Treasury & Agency Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
Investor Conservative Growth Fund
Investor Growth Fund
Investor Balanced Fund
Investor Growth and Income Fund

                                Schedule B to the
                   Distribution and Shareholder Services Plan
                           Class B and Class C Shares

Name of Fund
------------

Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
Equity Index Fund
Large Cap Value Fund
Balanced Fund
International Equity Index Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Technology Fund
Health Sciences Fund
Market Neutral Fund
Real Estate Fund
High Yield Bond Fund
Bond Fund
Income Bond Fund
Mortgage-Backed Securities Fund
Short-Term Bond Fund
Intermediate Bond Fund
Government Bond Fund
Short-Term Bond Fund
Treasury & Agency Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Texas Tax-Free Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
U.S. Government Securities Money Market Fund
Municipal Money Market Fund
Ohio Municipal Money Market Fund
Michigan Municipal Money Market Fund
Investor Conservative Growth Fund
Investor Growth Fund
Investor Balanced Fund
Investor Growth and Income Fund

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